CONFIDENTIAL TREATMENT REQUESTED
Exhibit 10.6
SECURITY AGREEMENT
     THIS SECURITY AGREEMENT (this “Security Agreement”) is executed as of April 14, 2010, by Irvine Sensors Corporation, a Delaware corporation (“Debtor”), whose address is 3001 Red Hill Avenue, Building 4, Suite 108, Costa Mesa, California 92626, and Timothy Looney (“Secured Party”), whose address is set forth on Exhibit C.
RECITALS
     A. Debtor has executed that certain Secured Promissory Note of even date herewith (the “Note”), in the principal amount of $2,500,000, payable to the order of Secured Party.
     B. This Security Agreement is integral to the transactions contemplated by the Note, and the execution and delivery hereof are conditions precedent to Secured Party’s willingness to accept the Note and extend credit under the Note.
     ACCORDINGLY, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:
     1. REFERENCE TO LOAN DOCUMENTS. This Security Agreement is one of the “Loan Documents” referred to in the Note.
     2. CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in either of the Note or in the UCC is used in this Security Agreement with the same meaning; provided that, if the definition given to such term in the Note conflicts with the definition given to such term in the UCC, the Note definition shall control to the extent legally allowable; and if any definition given to such term in Chapter 9 of the UCC conflicts with the definition given to such term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:
     Collateral has the meaning set forth in Section 4 hereof.
     Collateral Obligor means any person or entity obligated with respect to any of the Collateral, whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise.
     Copyrights has the meaning set forth in Section 4 hereof.
     Intellectual Property has the meaning set forth in Section 4 hereof.
     Obligation means, collectively, all indebtedness, liabilities, and obligations of Debtor to Secured Party arising under the Note and the other Loan Documents. The Obligation shall include, without limitation, future, as well as existing, indebtedness, liabilities, and obligations owed by Debtor to Secured Party arising under the Note and the other Loan Documents.
     Patents has the meaning set forth in Section 4 hereof.
     Permitted Liens means the liens and security interests permitted by the Note.

     Security Interest means the security interest granted and the pledge and assignment made under Section 3 hereof.
     Trademarks has the meaning set forth in Section 4 hereof.
     UCC means the Uniform Commercial Code, including each such provision as it may subsequently be renumbered, as enacted in the State of California or other applicable jurisdiction, as amended at the time in question.
     3. SECURITY INTEREST. In order to secure the full and complete payment and performance of the Obligation when due, Debtor hereby grants to Secured Party a Security Interest in all of Debtor’s rights, titles, and interests in and to the Collateral and pledges, collaterally transfers, and assigns the Collateral to Secured Party, all upon and subject to the terms and conditions of this Security Agreement. Such Security Interest is granted and pledge and assignment are made as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto. If the grant, pledge, or collateral transfer or assignment of any specific item of the Collateral is expressly prohibited by any contract or by law, then the Security Interest created hereby nonetheless remains effective to the extent allowed by such contract, the UCC or other applicable laws, but is otherwise limited by that prohibition.
     4. COLLATERAL. As used herein, the term “Collateral” means the following items and types of property, wherever located, now owned or in the future acquired by Debtor, and all proceeds and products thereof, and any substitutes or replacements therefor:
          (a) All personal property and fixture property of every kind and nature including, without limitation, all accounts, chattel paper (whether tangible or electronic), goods (including inventory, equipment, and any accessions thereto), software, instruments, investment property, documents, deposit accounts, money, commercial tort claims, letters of credit or letter-of-credit rights, supporting obligations, tax refunds, and general intangibles (including payment intangibles);
          (b) (i) All copyrights (whether statutory or common law, registered or unregistered), works protectable by copyright, copyright registrations, copyright licenses, and copyright applications of Debtor, including, without limitation, all of Debtor’s right, title, and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights set forth on Exhibit B; (ii) all renewals, extensions, and modifications thereof; (iii) all income, licenses, royalties, damages, profits, and payments relating to or payable under any of the foregoing; (iv) the right to sue for past, present, or future infringements of any of the foregoing; and (v) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by Debtor (the “Copyrights”);
          (c) (i) All patents, patent applications, patent licenses, and patentable inventions of Debtor, including, without limitation, registrations, recordings, and applications thereof in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, including, without limitation, those set forth on Exhibit B, and all of the inventions and improvements described and claimed therein; (ii) all continuations, divisions, renewals, extensions, modifications, substitutions, reexaminations, continuations-in-part, or reissues of any of the foregoing; (iii) all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing; (iv) the right to sue for past, present, and future infringements of any of the foregoing; and (v) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by Debtor (the “Patents”);
          (d) (i) All trademarks, trademark licenses, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other business identifiers, all registrations, recordings, and applications thereof, including, without limitation, registrations, recordings, and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, including, without limitation, those set forth on Exhibit B; (ii) all reissues, extensions, and renewals thereof; (iii) all income, royalties, damages, and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (iv) the right to sue for past, present, and future infringements of any of the foregoing; (v) all rights corresponding to any of the foregoing throughout the world; and (vi) all goodwill associated with and symbolized by any of the foregoing, in each case, whether now owned or hereafter acquired by Debtor (the “Trademarks”, and collectively with the Copyrights and the Patents, the “Intellectual Property”);
          (e) All present and future distributions, income, increases, profits, combinations, reclassifications, improvements, and products of, accessions, attachments, and other additions to, tools, parts, and equipment used in connection with, and substitutes and replacements for, all or part of the Collateral described above;
          (f) All present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against the manufacturer of, or claims against any other person or entity with respect to, all or any part of the Collateral heretofore described in this clause or otherwise; and
          (g) All present and future security for the payment to Debtor of any of the Collateral described above and goods which gave or will give rise to any such Collateral or are evidenced, identified, or represented therein or thereby.
     The description of the Collateral contained in this Section 4 shall not be deemed to permit any action prohibited by this Security Agreement or by the terms incorporated in this Security Agreement. Furthermore, notwithstanding any contrary provision, Debtor agrees that, if, but for the application of this paragraph, granting a Security Interest in the Collateral would constitute a fraudulent conveyance under 11 U.S.C. § 548 or a fraudulent conveyance or transfer under any state fraudulent conveyance, fraudulent transfer, or similar law in effect from time to time (each a “fraudulent conveyance”), then the Security Interest remains enforceable to the maximum extent possible without causing such Security Interest to be a fraudulent conveyance, and this Security Agreement is automatically amended to carry out the intent of this paragraph. For the sake of clarity, the Debtor and Secured Party acknowledge and agree that Collateral does not include the interests owned by Optex 1, Inc. in certain Intellectual Property that is co-owned by Optex 1, Inc. and Debtor.
     5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party as of the date hereof that:
          (a) Loan Documents. Certain representations and warranties in the Loan Documents are applicable to it or its assets or operations, and each such representation and warranty is true and correct.

          (b) Binding Obligation/ Perfection. This Security Agreement creates a legal, valid, and binding Security Interest in and to the Collateral in favor of Secured Party and enforceable against Debtor except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors’ rights generally, and except for judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. For Collateral in which the Security Interest may be perfected by the filing of Financing Statements, once those Financing Statements have been properly filed in the jurisdiction described on Exhibit A hereto, the Security Interest in that Collateral will be fully perfected, subject only to Permitted Liens. Other than the Financing Statements and with respect to this Security Agreement, there are no other financing statements or control agreements covering any Collateral, other than those evidencing Permitted Liens. The creation of the Security Interest does not require the consent of any person or entity that has not been obtained.
          (c) Debtor Information. Debtor’s exact legal name, mailing address, jurisdiction of organization, type of entity, and state issued organizational identification number are as set forth on Exhibit A hereto.
          (d) Location/ Fixtures. (i) Debtor’s place of business and chief executive office is where Debtor is entitled to receive notices hereunder; the present and foreseeable location of Debtor’s books and records concerning any of the Collateral that is accounts is as set forth on Exhibit A hereto, and the location of all other Collateral, including, without limitation, Debtor’s inventory and equipment is as set forth on Exhibit A hereto; and, except as noted on Exhibit A hereto, all such books, records, and Collateral are in Debtor’s possession.
          (e) Governmental Authority. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required for the pledge by Debtor of the Collateral pursuant to this Security Agreement or for the execution, delivery, or performance of this Security Agreement by Debtor.
          (f) Liens. Debtor owns all existing Collateral free and clear of all liens, except Permitted Liens.
          (g) Intellectual Property.
     (i) All of Debtor’s interests in the Debtor’s issued Patents, Patent applications, registered Trademarks, Trademark applications, registered Copyrights, and Copyright applications are identified on Exhibit B hereto (the “Registered IP”).
     (ii) Debtor is the owner of the Registered IP included in the Collateral, free and clear of any liens other than (A) any Permitted Liens or (B) any licenses permitted by Section 8(c).
     6. COVENANTS. Until the Obligation is paid and performed in full, Debtor covenants and agrees with Secured Party that Debtor will:
          (a) Loan Documents. (i) In all material respects, comply with, perform, and be bound by all covenants and agreements in the Loan Documents that are applicable to it, its assets, or its operations, each of which is hereby ratified and confirmed.
          (b) Information/Record of Collateral. Maintain, at the place where Debtor is entitled to receive notices under the Loan Documents, a current record of where all material Collateral is located, permit representatives of Secured Party at any time, upon reasonable prior written notice during normal business hours to inspect and make abstracts from such records (provided, that so long as no Default exists, Secured Party shall conduct such inspections no more frequently than annually), and furnish to Secured Party, at such intervals as Secured Party may reasonably request, such documents, lists, descriptions, certificates, and other information as may be reasonably necessary or proper to keep Secured Party informed with respect to the identity, location, and status of the Collateral.
          (c) Exhibits. Notwithstanding any other provision herein, Debtor’s failure to describe any Collateral required to be listed on any exhibit hereto shall not impair Secured Party’s Security Interest therein.
          (d) Obligations. Notwithstanding anything contained herein to the contrary, (i) Debtor shall remain liable under the contracts, agreements, documents, and instruments included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, and (ii) unless and until Secured Party forecloses thereon and becomes the owner thereof pursuant to the exercise of its remedies hereunder, Secured Party shall not have any liability or obligation under any of such contracts, agreements, documents and instruments, and Secured Party shall not be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned thereunder.
          (e) Notices. (i) Except as may be otherwise expressly permitted under the terms of the Loan Documents, promptly notify Secured Party of (A) any claim, action, or proceeding affecting title to all or any of the Collateral or the Security Interest; (B) any material damage to or loss of any material Collateral, and (C) the occurrence of any other event or condition (including, without limitation, matters as to lien priority) that could have a material adverse effect on the Collateral (taken as a whole) or the Security Interest created hereunder; and (ii) give Secured Party thirty (30) days written notice before any proposed (A) relocation of its principal place of business or chief executive office, (B) change of its name or identity; (C) relocation of the place where its books and records concerning its accounts are kept; (D) relocation of any Collateral (other than delivery of inventory in the ordinary course of business to third party contractors for processing and sales of inventory in the ordinary course of business or as permitted by the Loan Documents) to a location not described on the attached Exhibit A, and (E) change of its jurisdiction of organization or organizational identification number, as applicable. Prior to making any of the changes contemplated in clause (ii) preceding, Debtor shall execute and deliver all such additional documents and perform all additional acts as Secured Party may reasonably request in order to continue or maintain the existence and priority of the Security Interest in all of the Collateral.
          (f) Further Assurances. At Debtor’s expense and Secured Party’s request (i) after a Default, file or cause to be filed such applications and take such other actions as Secured Party may reasonably request to obtain the consent or approval of any governmental authority to Secured Party’s rights hereunder, including, without limitation, the right to sell all the Collateral upon a Default without additional consent or approval from such governmental authority (and, because Debtor agrees that Secured Party’s remedies at law for failure of Debtor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, Debtor agrees that its covenants in this provision may be specifically enforced); (ii) from time to time, either before or after a Default, promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Party may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest and to carry out the provisions of this Security Agreement; and (iii) either before or after a Default, pay all filing fees in connection with any financing, continuation, or termination statement or other instrument with respect to the Security Interest.

          (g) Encumbrances. Not create, permit, or suffer to exist, and shall defend the Collateral against, any lien or other encumbrance on the Collateral other than Permitted Liens, and shall defend Debtor’s rights in the Collateral and Secured Party’s Security Interest in, the Collateral against the claims and demands of all persons or entities except those holding or claiming Permitted Liens. Debtor shall do nothing to impair the rights of Secured Party in the Collateral.
          (h) Collection of Accounts. In accordance with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its accounts, as and when due, any and all amounts owing under such accounts.
          (i) Intellectual Property.
     (i) Give Secured Party prompt written notice if Debtor shall obtain rights to or become entitled to the benefit of any additional issued patents, registered trademarks or registered copyrights (or makes application therefor) that are not identified on Exhibit B hereto;
     (ii) If a Default exists, use its reasonable efforts to obtain any consents, waivers, or agreements necessary to enable Secured Party to exercise its rights and remedies with respect to the Intellectual Property.
     (iii) Not transfer, assign or otherwise dispose of any of the Intellectual Property included in the Collateral except as permitted in the Note.
     7. DEFAULT; REMEDIES. If a Default exists, Secured Party may, at its election (but subject to the terms and conditions of the Loan Documents), exercise any and all rights available to a secured party under the UCC, in addition to any and all other rights afforded by the Loan Documents, at law, in equity, or otherwise, including, without limitation, (a) requiring Debtor to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligation, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment), and (d) applying to the Obligation any cash held by Secured Party under this Security Agreement.
          (a) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other person or entity entitled to notice under the UCC; provided that, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than five Business Days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.
          (b) Condition of Collateral; Warranties. Secured Party has no obligation to clean-up or otherwise prepare the Collateral for sale. Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

          (c) Compliance with Other Laws. Secured Party may comply with any applicable state or federal laws in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
          (d) Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this Section 7 in the following order: first, to the payment of all expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); second, toward repayment of amounts expended by Secured Party under Section 8; and third, toward payment of the balance of the Obligation in the order and manner as Secured Party determines in its sole discretion. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligation in full, then Debtor shall remain liable for any deficiency.
     (e) Sales on Credit. If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by the Secured Party, and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale.
     8. OTHER RIGHTS OF SECURED PARTY.
          (a) Performance. If Debtor fails to pay when due all taxes on any of the Collateral in the manner required by the Loan Documents, or fails to preserve the priority of the Security Interest in any of the Collateral, or fails to keep the Collateral insured as required by the Loan Documents, or otherwise fails to perform any of its obligations under the Loan Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, and upon prior written notice to Debtor if no Default otherwise exists, pay such taxes, prosecute or defend any suits in relation to the Collateral, or insure and keep insured the Collateral in any amount deemed appropriate by Secured Party, or take all other action which Debtor is required, but has failed or refused, to take under the Loan Documents. Any sum which may be expended or paid by Secured Party under this subparagraph (including, without limitation, court costs and reasonable attorneys’ fees) shall be payable by Debtor to Secured Party upon demand and shall be part of the Obligation.
          (b) Collection. If a Default exists and upon written notice from Secured Party, each Collateral Obligor with respect to any payments on any of the Collateral (including, without limitation, insurance proceeds payable by reason of loss or damage to any of the Collateral) is hereby authorized and directed by Debtor to make payment directly to Secured Party, regardless of whether Debtor was previously making collections thereon. Until such notice is given, Debtor is authorized to retain and expend all payments made on Collateral. If a Default exists, Secured Party shall have the right in its own name or in the name of Debtor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Party may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquittances for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into the possession of Secured Party; to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Collateral Obligors or other persons or entities making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Collateral Obligors making payment with respect to Collateral; to send requests for verification of obligations to any Collateral Obligor; and to do all other acts and things necessary to carry out the intent of this Security Agreement. If a Default exists and any Collateral Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the name of Debtor, to take such action as Secured Party shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatsoever to anyone except Debtor to account for funds that it shall actually receive hereunder.
          (c) Intellectual Property. For purposes of enabling Secured Party to exercise its rights and remedies under this Security Agreement and enabling Secured Party and its successors and assigns to enjoy the full benefits of the Collateral, Debtor hereby grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, license, or sublicense any of Debtor’s rights in the Intellectual Property to the extent such rights are transferable but only during such time as a Default exists. During the existence of a Default, Debtor shall provide Secured Party with reasonable access to all media in which any of the Intellectual Property may be recorded or stored and all computer programs used for the completion or printout thereof. This license shall also inure to the benefit of all successors, assigns, and transferees of Secured Party. If a Default exists, Secured Party may require that Debtor assign all of its right, title, and interest in and to the Intellectual Property or any part thereof to Secured Party or such other person or entity as Secured Party may designate pursuant to documents satisfactory to Secured Party. If no Default exists, then Debtor shall have the exclusive right and license to use the Intellectual Property in the ordinary course of business and the exclusive right to grant to other persons or entities licenses and sublicenses with respect to the Intellectual Property.
          (d) Use and Operation of Collateral. Should any Collateral come into the possession of Secured Party while a Default exists, Secured Party may use or operate such Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Secured Party in respect of such Collateral. Debtor covenants to promptly reimburse and pay to Secured Party, at Secured Party’s request, the amount of all reasonable expenses (including, without limitation, the cost of any insurance and payment of taxes or other charges) incurred by Secured Party in connection with its custody and preservation of Collateral, and all such expenses, costs, taxes and other charges shall be payable by Debtor to Secured Party upon demand and shall become part of the Obligation. However, the risk of accidental loss or damage to, or diminution in value of, Collateral is on Debtor, and Secured Party shall have no liability whatever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured. With respect to Collateral that is in the possession of Secured Party, Secured Party shall have no duty to fix or preserve rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Debtor for what it may actually collect or receive thereon. The provisions of this subparagraph are only applicable during the existence of a Default.
          (e) Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Debtor or in its own name, while a Default exists, to take any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right on behalf of Debtor and in its own name to do any of the following while a Default exists, without notice to or the consent of Debtor:
     (i) to use the Intellectual Property or to grant or issue any exclusive or non-exclusive license under the Intellectual Property to anyone else, and to perform any act necessary for the Secured Party to assign, pledge, convey, or otherwise transfer title in or dispose of the Intellectual Property to any other person or entity;
     (ii) to demand, sue for, collect, or receive, in the name of Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;
     (iii) to pay or discharge taxes, liens, or other encumbrances levied or placed on or threatened against the Collateral;
     (iv) to notify post office authorities to change the address for delivery of Debtor to an address designated by Secured Party and to receive, open, and dispose of mail addressed to Debtor; and
     (v) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against Debtor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to endorse Debtor’s name on all applications, documents, papers, and instruments necessary or desirable in order for Secured Party to use or maintain any of the Intellectual Property; (K) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); (L) to file on behalf of Debtor any financing statements or continuation statements with respect to the Security Interests created hereby, and to do any and all acts and things to protect and preserve the Collateral, including, without limitation, the protection and prosecution of all rights included in the Collateral; and (M) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party’s option and Debtor’s expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and Secured Party’s Security Interest therein.

This power of attorney is a power coupled with an interest and shall be irrevocable unless or until all principal and interest payable under the Note have been repaid in full. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither Secured Party nor any person or entity designated by Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law. This power of attorney is conferred on Secured Party solely to protect, preserve, maintain, and realize upon its Security Interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any Lien given to secure the Collateral.
     (f) Indemnification. Debtor hereby assumes all liability for the Collateral, for the Security Interest, and for any use, possession, maintenance, and management of, all or any of the Collateral, including, without limitation, any transfer taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and hold Secured Party harmless from and against, any and all claims, causes of action, or liability, for injuries to or deaths of persons or entities and damage to property, howsoever arising from or incident to such use, possession, maintenance, and management, whether such persons or entities be agents or employees of Debtor or of third parties, or such damage be to property of Debtor or of others; provided, however, that the indemnity set forth in this Section 8(f) will not apply to any such claims, causes of action or liability caused by the gross negligence or willful misconduct of Secured Party.
     9. MISCELLANEOUS.
          (a) Continuing Security Interest. This Security Agreement creates a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Obligation is paid and performed in full; and (ii) inure to the benefit of and be enforceable by Secured Party and its successors, transferees, and assigns. Without limiting the generality of the foregoing clause (ii), Secured Party may assign or otherwise transfer any of their respective rights under this Security Agreement to any other person or entity upon ten business days prior written notice to Debtor provided that the assignee agrees to be bound by the terms and conditions of the Loan Documents. To the extent of such assignment or transfer, such person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted herein or otherwise to Secured Party. Upon payment in full of the Obligation, Debtor shall be entitled to the return, upon its request and at its expense, of (i) any confidential information provided to Secured Party or its agents or assignees pursuant to the Loan Documents and (ii) such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.
          (b) Term. Upon the full and final payment and performance of the Obligation, this Security Agreement shall automatically terminate; provided that no Collateral Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this Security Agreement, but shall be fully protected in making payment directly to Secured Party during a Default until actual notice of such total payment of the Obligation is received by such Collateral Obligor.
          (c) Actions Not Releases. The Security Interest and Debtor’s obligations and Secured Party’s rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Loan Documents without the notification or consent of Debtor, except as required therein (the right to such notification or consent being herein specifically waived by Debtor); (iv) the insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of Debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party to Debtor; (vi) any neglect, delay, omission, failure, or refusal of Secured Party to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation; (vii) any failure of Secured Party to notify Debtor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any Collateral or other security, or of any other action taken or refrained from being taken by Secured Party against Debtor or any new agreement between or among Secured Party and Debtor, it being understood that except as expressly provided herein or required by law, Secured Party shall not be required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this Security Agreement or any Collateral ever delivered to or for the account of Secured Party hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by applicable laws, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable laws or for any other reason Secured Party is required to refund such payment or pay the amount thereof to someone else.
          (d) Waivers. Except to the extent expressly otherwise provided herein or in other Loan Documents and to the fullest extent permitted by applicable laws, Debtor waives (i) any right to require Secured Party to proceed against any other person or entity, to exhaust its rights in Collateral, or to pursue any other right which Secured Party may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.
          (e) Financing Statement; Authorization. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any UCC jurisdiction any initial financing statements and amendments thereto (without the requirement for Debtor’s signature thereon) that (i) indicate the Collateral (A) as all assets of Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the state or such jurisdiction or whether such assets are included in the Collateral hereunder, or (B) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by Article 9 of the UCC of the state or such jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Company is an organization, the type of organization, and any organization identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request.
          (f) Amendments. This Security Agreement may be amended only by an instrument in writing executed jointly by Debtor and Secured Party, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.
          (g) Multiple Counterparts. This Security Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Security Agreement, it shall not be necessary to produce or account for more than one such counterpart.

          (h) Parties Bound; Assignment. This Security Agreement shall be binding on Debtor and Debtor’s heirs, legal representatives, successors, and assigns and shall inure to the benefit of Secured Party and Secured Party’s successors and assigns; provided that Debtor may not, without the prior written consent of Secured Party, assign any rights, duties, or obligations hereunder.
          (i) GOVERNING LAW. THE SUBSTANTIVE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION, VALIDITY, OR ENFORCEMENT OF LIENS UNDER THIS SECURITY AGREEMENT, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS SECURITY AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS.
Remainder of Page Intentionally Blank.
Signature Page to Follow.

          EXECUTED as of the date first stated in this Security Agreement.

DEBTOR:

IRVINE SENSORS CORPORATION
By:	/c/ John J. Stuart, Jr.
	Name:	John J. Stuart, Jr.
	Title:	Sr. Vice President & CFO

SECURED PARTY:

/c/ Timothy Looney Timothy Looney
Signature Page to Security Agreement

EXHIBIT A

DEBTOR INFORMATION AND LOCATION OF COLLATERAL

A.	Exact Legal Name of Debtor:	Irvine Sensors Corporation

B.	Mailing Address of Debtor:	3001 Red Hill Avenue, Building 4, Suite 108 Costa Mesa, California 92626

C.	Type of Entity:	Corporation

D.	Jurisdiction of Organization:	Delaware

E.	State Issued Organizational Identification Number:	2149404

F.	Location of Books and Records:	3001 Red Hill Avenue, Building 4, Suite 108 Costa Mesa, California 92626

G.	Location(s) of Collateral:	3001 Red Hill Avenue, Building 4, Suite 108 Costa Mesa, California 92626

Certain of Debtor’s assets that are co-owned by Optics 1, Inc. pursuant to that teaming agreement between Optics 1, Inc. and Debtor may be located at the offices of Optics 1, Inc. located at 1050 Holt Avenue, Manchester, New Hampshire 03109.

H.	Jurisdiction(s) for Filing Financing Statements:	Delaware

EXHIBIT B
A.	Registered Copyrights and Copyright Applications:

None

B.	Issued Patents and Patent Applications:

Issued patents were sold in 2009 as disclosed in the Irvine Sensors periodic disclosures. Patent Applications:

USPTO
Serial #	Title
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
#	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
#	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]
[*********]	[***********]

#	Recently filed, awaiting serial # assignment.

*	Confidential treatment requested pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

C.	Registered Trademarks and Trademark Applications:
Registered Trademarks:

Registration #	Trademark
3302416	NEO-STACK
3087338	PMTV
3714810	TOWHAWK
Trademark Applications:
None

EXHIBIT C
Address of Secured Party
4306 Savannah
Parker, TX 75002
Attn: Timothy Looney